UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 25, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-11              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F pursuant to the terms of the Trust Agreement, dated as of June 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. as Servicer, and JPMorgan Chase Bank, as Trustee.

     On August 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-6F
Mortgage Pass-Through Certificates, Series 2003-6F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: August 26, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 25, 2003


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

                                           GSR MORTGAGE LOAN TRUST 2003-6F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    August 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         65,000,000.00    64,272,183.24       772,401.39    160,680.46      933,081.85     0.00       0.00       63,499,781.85
A2        203,200,000.00   200,924,732.82     2,414,645.57    251,155.92    2,665,801.49     0.00       0.00      198,510,087.25
A4            810,888.00       810,888.00             0.00      1,250.12        1,250.12     0.00       0.00          810,888.00
A5            259,389.00       259,389.00             0.00      1,296.94        1,296.94     0.00       0.00          259,389.00
A6         12,368,990.00     9,297,348.71     4,124,030.70    175,100.07    4,299,130.77     0.00       0.00        5,173,318.01
A7        242,812,800.00   182,514,115.77    80,957,898.83    281,375.93   81,239,274.76     0.00       0.00      101,556,216.94
A8         99,336,932.00    86,765,085.48    16,719,105.35  1,634,075.78   18,353,181.13     0.00       0.00       70,045,980.13
AP             52,702.00        52,644.88           446.21          0.00          446.21     0.00       0.00           52,198.67
B1          8,010,000.00     8,002,377.68         7,695.91     40,011.89       47,707.80     0.00       0.00        7,994,681.77
B2          3,845,000.00     3,841,341.10         3,694.23     19,206.71       22,900.94     0.00       0.00        3,837,646.87
B3          1,922,000.00     1,920,171.02         1,846.63      9,600.86       11,447.49     0.00       0.00        1,918,324.39
B4          1,282,000.00     1,280,780.05         1,231.73      6,403.90        7,635.63     0.00       0.00        1,279,548.32
B5            961,000.00       960,085.51           923.32      4,800.43        5,723.75     0.00       0.00          959,162.19
B6            962,595.00       961,678.99           924.85      4,808.39        5,733.24     0.00       0.00          960,754.14
R                   0.00             0.00             0.00          0.00            0.00     0.00       0.00                0.00
TOTALS    640,824,296.00   561,862,822.25   105,004,844.72  2,589,767.40  107,594,612.12     0.00       0.00      456,857,977.53

A3        203,200,000.00   200,924,732.82             0.00     58,603.05       58,603.05     0.00       0.00      198,510,087.25
A9         32,500,000.00    32,136,091.62             0.00    160,680.46      160,680.46     0.00       0.00       31,749,890.93
AX         57,001,181.00    49,966,520.89             0.00    270,651.99      270,651.99     0.00       0.00       40,777,519.39

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36229RJT7      988.80281908   11.88309831    2.47200708     14.35510538          976.91972077      A1        3.000000 %
A2       36229RJU4      988.80281900   11.88309828    1.23600354     13.11910182          976.91972072      A2        1.500000 %
A4       36229RJW0    1,000.00000000    0.00000000    1.54166790      1.54166790        1,000.00000000      A4        1.850000 %
A5       36229RJX8    1,000.00000000    0.00000000    4.99998072      4.99998072        1,000.00000000      A5        6.000000 %
A6       36229RJY6      751.66595737  333.41693218   14.15637574    347.57330793          418.24902518      A6       22.600000 %
A7       36229RJZ3      751.66595735  333.41693202    1.15881836    334.57575037          418.24902534      A7        1.850000 %
A8       36229RKA6      873.44237166  168.30704365   16.44983137    184.75687502          705.13532802      A8       22.600000 %
AP       36229RKC2      998.91617016    8.46666161    0.00000000      8.46666161          990.44950856      AP        0.000000 %
B1       36229RKE8      999.04839950    0.96078777    4.99524220      5.95602996          998.08761174      B1        6.000000 %
B2       36229RKF5      999.04840052    0.96078804    4.99524317      5.95603121          998.08761248      B2        6.000000 %
B3       36229RKG3      999.04839750    0.96078564    4.99524454      5.95603018          998.08761186      B3        6.000000 %
B4       36229RKH1      999.04840094    0.96078783    4.99524181      5.95602964          998.08761310      B4        6.000000 %
B5       36229RKJ7      999.04839750    0.96079084    4.99524454      5.95603538          998.08760666      B5        6.000000 %
B6       36229RKK4      999.04839522    0.96078829    4.99523683      5.95602512          998.08760694      B6        6.000000 %
TOTALS                  876.78139820  163.85902559    4.04130651    167.90033211          712.92237261

A3       36229RJV2      988.80281900    0.00000000    0.28840084      0.28840084          976.91972072      A3        0.350000 %
A9       36229RKB4      988.80281908    0.00000000    4.94401415      4.94401415          976.91972092      A9        6.000000 %
AX       36229RKD0      876.58746737    0.00000000    4.74818215      4.74818215          715.38025484      AX        6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                 456,857,978.70

Sec. 4.01(c)    Available Distribution                                                                        108,084,547.62
                                        Aggregate Principal Distribution Amount                               105,004,844.74
                                        Principal Prepayment Amount                                           104,464,493.14

Sec. 4.01(e)    Unscheduled Principal By Group
                                        Group 1                                                               104,464,493.14

Sec. 4.01(f)    Interest Payment
                                        Class A-1
                                                              Accrued and Paid for Current Month                  160,680.46
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-2
                                                              Accrued and Paid for Current Month                  251,155.92
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-3
                                                              Accrued and Paid for Current Month                   58,603.05
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-4
                                                              Accrued and Paid for Current Month                    1,250.12
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-5
                                                              Accrued and Paid for Current Month                    1,296.94
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-6
                                                                                   August 25 2003
                                                              Accrued and Paid for Current Month                  175,100.07
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-7
                                                              Accrued and Paid for Current Month                  281,375.93
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-8
                                                              Accrued and Paid for Current Month                1,634,075.78
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-9
                                                              Accrued and Paid for Current Month                  160,680.46
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                  270,651.99
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                   40,011.89
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                   19,206.71
                                                              Accrued and Paid from Prior Months                        0.00


                                        Class B3
                                                              Accrued and Paid for Current Month                    9,600.86
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                    6,403.90
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                    4,800.43
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    4,808.39
                                                              Accrued and Paid from Prior Months                        0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                         117,054.75
                                        Trustee Fee Paid                                                            1,170.55

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                           1,043
                                        Balance of Outstanding Mortgage Loans                                 456,857,978.70

Sec. 4.01(l)                              Number and Balance of Delinquent Loans
                                           Group 1
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      1               642,651.72                  0.14 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                           Total                          1               642,651.72                  0.14 %
                                           Group Totals
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      1               642,651.72                  0.14 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                           Total                          1               642,651.72                  0.14 %


Sec. 4.01(l)                              Number and Balance of REO Loans
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %


Sec. 4.01(l)                              Number and Balance of Loans in Bankruptcy
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.01(m)                              Number and Balance of Loans in Foreclosure
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                     540,351.60
                                                              Payoffs                                             104,263,903.33
                                                              Prepayments                                             200,589.81
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Realized Losses                                               0.00

                                                              Realized Losses Group 1                                       0.00
                                                              Realized Gains                                                0.00



Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                      0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                          0.00
                                                              Class A-1                                                     0.00
                                                              Class A-2                                                     0.00
                                                              Class A-3                                                     0.00
                                                              Class A-4                                                     0.00
                                                              Class A-5                                                     0.00
                                                              Class A-6                                                     0.00
                                                              Class A-7                                                     0.00
                                                              Class A-8                                                     0.00
                                                              Class A-9                                                     0.00
                                                              Class B1                                                      0.00
                                                              Class B2                                                      0.00
                                                              Class B3                                                      0.00
                                                              Class B4                                                      0.00
                                                              Class B5                                                      0.00
                                                              Class B6                                                      0.00
                                                              Class A-X                                                     0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                            96.9800 %
                                        Senior Prepayment Percentage I                                                100.0000 %

                                        Subordinate Percentage I                                                        3.0200 %
                                        Subordinate Prepayment Percentage I                                             0.0000 %
Aggregate
                                        Scheduled Principal                                                           540,351.60
                                        Unscheduled Principal                                                     104,464,493.14
                                        Beginning Balance                                                         561,862,823.44
                                        Ending Balance                                                            456,857,978.70
                                        Net Wac                                                                          6.57748
                                        Weighted Averge Maturity                                                          345.00




             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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